EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

Securities and Exchange Commission
Washington, DC




We consent to the use in this Registration Statement of Sports Information & Publishing Corp. on Form SB-2, Amendment 4, of our report dated November 27, 2002, appearing in the Prospectus and the Selected Financial Data, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.





/S/ Cordovano and Harvey, P.C.
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Cordovano and Harvey, P.C.
Denver, Colorado
January 10, 2003